UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
  SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  June 29, 2005 (June 28, 2005)

TOYS “R” US, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-11609	22-3260693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey		07470
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code		(973) 617-3500

____________Not Applicable___________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On June 29, 2005, Toys “R” Us, Inc. (the “Company”) issued a press release announcing that as of the expiration time of 5:00 p.m., New York City time, on June 28, 2005, the minimum tender condition in its previously announced tender offer and consent solicitation for the 8¾% Debentures due September 1, 2021 (the “Debentures”) had not been satisfied, and the Company will not accept any tendered Debentures for payment.  A copy of the press release is filed as Exhibit 99.1.

Item 9.01 – Exhibits

(c)	Exhibits

Exhibit	Description

99.1	Press Release dated June 29, 2005, of Toys “R” Us, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Toys “R” Us, Inc.
(Registrant)

DATE June 29, 2005	BY	/s/ Raymond L. Arthur
Raymond L. Arthur
Executive Vice President -
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated June 29, 2005, of Toys “R” Us, Inc.